Exhibit 99.1

 Investor Deck 2022

 FORWARD LOOKING AND CAUTIONARY STATEMENTS  2  This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business and results of operations; (b) continued or further declines in retail consumer traffic could adversely affect our financial performance and profitability; (c) declines in general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for our products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) failure to execute our omnichannel strategy and the costs of investments in e-commerce and digital technology could adversely affect our profitability; (c) we are subject to risks associated with technology and digital operations; (d) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (e) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (f) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.  © 2022 Build-A-Bear Workshop, Inc.

 EXECUTIVE SUMMARY

A DIVERSIFIED COMPANY WITH A MULTI-GENERATIONAL BRAND

Started as an experiential mall-based retailer focused on children

Has transformed into a multi-dimensional, digital, growing business with a broad and diverse consumer demographic

EXPANDED OMNICHANNEL CAPABILITIES DRIVING DIGITAL DEMAND

Sustained growth in digital demand which has grown to be nearly 20% of net retail sales in FY2021

DIVERSIFIED PORTFOLIO

~35%

of stores are not located in a traditional mall

NEARLY 500 GLOBAL LOCATIONS*

365 United States

114 International

CONNECTED

200MM+

Furry friends sold in nearly 25 years

MULTI-GENERATIONAL APPEAL

>40%

of sales are to tweens, teens and adults

DEEP AND EXTENSIVE LICENSING RELATIONSHIPS

Covering over 75 entertainment, sports and pop culture properties

POWERFUL BRAND

~90% Agree BAB is a fun experience for a child**

Known, emotional and leverageable brand equity

SKILLED PASSIONATE EMPLOYEES

3,500+

Associates

* Store count at end of fiscal Q2-2022. US store count includes 62 third-party retail locations, 6 seasonal shops and excludes vending machines; International includes corporately-managed stores in Canada, the UK and Ireland as well as 62 franchise shops and 3 third-party retail locations

** US Moms of Kids ages 2-12 in the US, C&R Research, 2022

© 2022 Build-A-Bear Workshop, Inc.

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 KEY INVESTOR CONSIDERATIONS  Accomplished team created an expanding and profitable business now focused on delivering sustained diversified and profitable growth  Returned business to profitability while simultaneously building infrastructure to support a multi-dimensional, digital,    growing business with a broad and diverse consumer base  Profitable business with high margins and free cash flow  FY2021 total revenues of $411.5MM and pre-tax income of $50.7MM, the highest in the company's nearly 25-year history. First half 2022 total revenues of $218.3MM and pre-tax income of $25.8MM, both of which are the highest in the company’s history.   The Company has affirmed its guidance for FY2022 for total revenues in the range of $440 million to $460 million and pre-tax income in the range of $52 million to $62 million  Finished fiscal Q2-2022 with $14.4MM in cash and equivalents. Returning value to shareholders, the Company paid a special dividend in Q4-2021 of approximately $20 million and as of August 9,2022, had completed the $25.0MM stock repurchase program authorized by its Board of Directors on November 30, 2021. The Board authorized a new $50.0MM buyback program on August 31, 2022.  Successfully proven and growing diversified omnichannel business model  Offerings include experiential brick-and-mortar stores with 1:1 interactive engagement that deliver profitability while supporting omnichannel fulfillment for growing digital demand as well as diverse e-commerce shopping platforms and experiences  Expanding addressable consumer base with new experiences and products targeting tween, teen and adult affinity and gifting segments  Leverageable brand strength to diversify revenue streams through licensing, content and entertainment development     Powerful brand with multi-generational appeal capturing today’s zeitgeist including desire for experience, personalization and “DIY” while recognized as trusted, giving and a part of pop culture     Over 10 billion media impressions in 2021 demonstrating strong interest from business, trade, entertainment and consumer outlets  Over 3.6MM social media followers (Facebook, Instagram, Twitter, TikTok, Pinterest and YouTube)  5  © 2022 Build-A-Bear Workshop, Inc.

 CELEBRATING OUR 25TH ANNIVERSARY IN 2022  Started as a specialty retailer that became a powerful consumer brand  Now positioned as an evolved thriving entity that is poised for a compelling future  2022 & moving forward  MORE than malls: ~35% of stores are  in non-traditional locations  MORE than plush toys and MORE than “workshops”:  Leveraging brand strength to develop content  and entertainment while outbound licensing owned IP's  MORE than kids:  Building a much broader consumer  base and addressable market   2013  Current management joined to drive a successful turnaround that included a comprehensive digital transformation, diversification of retail locations and development of a range of new business models and formats to leverage brand strength  1997  Founded in St. Louis,  MO as a groundbreaking  experiential mall-based  specialty children's retailer  2004  Great success led to IPO on NYSE (BBW);   Operated 168 stores in North America  and 9 international franchise stores   with untapped brand equity  2008-2012  Challenging business  period with 4 consecutive  years of pre-tax losses  6  © 2022 Build-A-Bear Workshop, Inc.

 BELOVED ICONIC BRAND

BUILD-A-BEAR IS A POWERFUL BRAND

Well-Known | **Multi-Generational** | **Emotional** | **Trusted** | **Extendable**



100%
75%
50%
25%
0%
Awareness
Distinctiveness
BBW
Brand 1
Brand 2
Brand 3
Brand 4
Brand 5

US data, C&R Research with Moms of kids ages 2-12 2022

~80% aided brand awareness (US Moms of Kids ages 2-12)

~80% of those surveyed said Build-A-Bear was "distinctive"

Other retail brands include American Girl, Disney, 5 Below, Claire's and LEGO

>60% of store visits are planned and the top occasion is a birthday

Contributing to balanced business seasonality*



Jan-Mar
Jul-Sep
Apr-Jun
Oct-Dec

14MM+

- First party data email contacts in CRM database
- Vast majority in Bonus Club loyalty program

* Reflects average results of multiple years

© 2022 Build-A-Bear Workshop, Inc.

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DIVERSE AND HIGHLY COVETED C ONSUMERS

Build-A-Bear is uniquely positioned to reach a targeted demographic market with strong purchasing power

The profile of Build-A-Bear's ~10 million active Bonus Club membership:

Wide interest across ages

MILLENNIALS	GEN X	OTHERS
~40%	~40%	~20%

Household Profile

~70% have children giving us reach within households to approximately 20 million people

Interests include:

Eating out, books/reading, visiting amusement parks

Educated with spending power:

Professional careers, Appx 70% attended college



Household income
<$50K
$50K-$100K
$100-$150K
>$150K

Over 80% are homeowners

Approximately 70% are married

Diverse Demographic

Over 40% of furry friends are for tweens, teens and adults



Infant/Toddler
Kids
Tweens, Teens, Adults

Source: BBW proprietary loyalty program database

© 2022 Build-A-Bear Workshop, Inc.

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 Our objective is to extend the reach and size of diverse consumer segments through expanded products and licensed relationships, experiences, occasions, partnerships and marketing activities  STRATEGIC SHIFT TO CAPTURE OUR SHARE OF DIGITAL ECONOMY  RETAIL STORES  E-COMMERCE  PRIMARY  TARGET  SECONDARY  TARGET  FAMILIES WITH CHILDREN   COLLECTOR & GIFT GIVERS  (TWEENS/TEENS/ADULTS)  RETAIL STORE CONSIDERATIONS  E-COMMERCE CONSIDERATIONS  FAMILIES WITH CHILDREN      • Hands on interactive experience as important as the product  • Opportunity to engage with brand at younger ages and retain   for “one more year” to drive higher “childhood value”  • Store positioning where families go for fun and entertainment   for ease of shopping     • Product foremost with ease and convenience of shopping online  • Once challenging to efficiently market, new   tools allow us effectively reach teens/adults  • Likely to have experienced BABW as a child, they still have   strong brand affinity but need a “reason” to reengage     COLLECTOR AND GIFT GIVERS  (TWEENS/TEENS/ADULTS)  Rather than “digitizing” the store experience that families love, a strategic shift to diversify the consumer base fueled strong e-commerce growth after updating and upgrading the digital platform and capabilities with CAGR of 34% since 2016  10  © 2022 Build-A-Bear Workshop, Inc.

 BUILD-A-BEAR GETS NOTICED  Over 10 Billion media impressions in 2021 (and 2020)     11  © 2022 Build-A-Bear Workshop, Inc.

 BUILD-A-BEAR IS POP CULTURE  Our brand is regularly mentioned on popular TV shows, movies and in celebrity news  12  © 2022 Build-A-Bear Workshop, Inc.

 BUILD-A-BEAR PARTNERS WITH LEADING BRANDS  License relationships with over 75 world-class collaborators from film, TV, art, games,  sports and more support collectible, affinity and gifting business with appeal to  expanded consumer demographics  13  © 2022 Build-A-Bear Workshop, Inc.

 STRONG AFFINITY AND BRAND LOYALTY – HIGHLY MONETIZABLE  “When you buy  something at Build-A-Bear  … there’s an emotional  attachment …The thing  about Build-A-Bear is that  it isn’t just for kids.  Whatever you’re into, and  whatever your age, Build-  A-Bear probably has a  stuffed animal accessory  for you.”   Consumers' emotional connection with the Build-A-Bear brand position it to be more  resilient with the ability to diversify beyond toys, beyond kids and beyond malls  14  © 2022 Build-A-Bear Workshop, Inc.

 GROWING OMNICHANNEL REVENUE MODEL

 A MODEL OF CONTINUOUS ENGAGEMENT  …EVEN IN THE  COVID DISRUPTION  Leverage the POWER and  EMOTIONAL CONNECTION  CREATED by THE ONE-TO-ONE  retail guest engagement & marketing  model to DRIVE BRAND EQUITY   RETAIL  MONETIZE the earned  BRAND EQUITY in  CATEGORIES &  CHANNELS beyond  traditional “retail”  BRAND EQUITY  BRAND LEVERAGE  Into NEW CATEGORIES & CHANNELS  CONSUMER  Expand the CONSUMER BASE & ENGAGEMENT by  enabling participation in the brand in multiple ways   A continuous circle of engagement driving retail and leveraging brand equity is  designed to build a more powerful and profitable business model  16  © 2022 Build-A-Bear Workshop, Inc.

 PROFITABLE STORES BUILD BRAND AND SUPPORT OMNICHANNEL  97% of corporately-managed stores in  North America were profitable in 2021 with over 25% average store contribution and 99% were EBITDA positive with an average rate of 28%  Iconic hands-on store experience builds emotional  connection and brand awareness creating consumer  loyalty that becomes a driver to build e-commerce   and other revenue streams  A range of store formats and designs allows retail locations to operate with less total square footage and higher productivity per square foot  Physical stores act as mini distribution centers for increased digital demand fulfillment (no additional labor or overhead needed)  17  © 2022 Build-A-Bear Workshop, Inc.

 OUR EXPERIENCES CREATE MEMORIES  Plan a family visit to  build (stuff) a furry  friend for an engaging  experience that forms  an emotional  connection and makes  a shared special  memory  Celebrate special  occasions with  friends and loved ones  including birthdays and  holidays. Host a "Build-  A-Party" for a shared  group memory  Make a gift that is  personal and from the  heart for family, friends  or a favorite teacher.  Personalize it with a  recorded message  that goes in the bear  From Valentine's Day  to anniversaries, give  a hug that will last a  lifetime  18  © 2022 Build-A-Bear Workshop, Inc.

 GLOBAL LOCATIONS WITH EXPANSION OPPORTUNITIES  Corporately-managed and third-party retail locations in North America and Europe;  International franchise stores in South America, Africa, Asia and Australia  India (3)  South Africa (20)  Australia (15)  Chile (7)  US (365)  Canada (10)  China (9)  Middle East (8)  UK (37)  Ireland (2)  Corporately-managed stores in the United States, Canada, the United Kingdom and Ireland as of end of fiscal Q2-2022 including 6 seasonal shops and excluding vending machines  Third party retail includes 62 locations in the US and 3 locations in the Caribbean with Beaches Resorts  International franchise locations in Chile, South Africa, Australia, India, China, Kuwait, Qatar and the United Arab Emirates as of end of Q2 2022  19  © 2022 Build-A-Bear Workshop, Inc.  Caribbean (3)

 DIVERSE DIGITAL EXPERIENCES  Build-A-Bear offers various online shopping experiences and product options to meet  the preferences of diverse consumer segments for multiple occasions  Third party marketplaces  allow consumers to shop  online at their preferred site   Slightly cooler and slightly  edgier, while still on brand,  with many web-exclusive   products for teen and adult  gift givers and collectors   Makes gift shopping easy and  fun with options sorted by  season, occasion, recipient,  price and category   20  www.buildabear.com  An e-commerce option that  delivers convenience and  efficiency; popular with gift  givers and affinity segments   A guided process that  gives consumers a higher  customization experience  with additional engagement  features   A revolutionary and unique interactive make-your-own animated digital experience to create the perfect furry friend from anywhere the consumer wants to shop  A new gifting solution offering stylish, themed, curated gift boxes for a convenient online option for a wide range of adult-to-adult gifting occasions  © 2022 Build-A-Bear Workshop, Inc.

GROWING AND PROFITABLE E-COMMERCE PLATFORM

2021 digital demand of $73MM representing a 34% CAGR since 2016

Nearly 20% of net retail sales in 2021, up from 4% in 2012



- E-commerce in both US and UK
  - Positive site traffic trends +30% over prior year*
  - Unique visitors average ~2.6MM/month**
  - Site visits average ~4.2MM/month**
- Addition of Salesforce technology expanded digital capabilities and efficiencies in marketing and analytics
- Ongoing digital developments and initiatives planned or underway designed to drive further growth including recently launched experiential Bear Builder 3D Workshop
- Order fulfillment supported by new warehouse management system and omnichannel capabilities
  - In additional to modern warehousing, physical stores serve as mini distribution centers for online orders leveraging existing real estate and labor costs
- Continued momentum with growth in consolidated digital demand for first half 2022 +~180% compared to first half 2019

*FY2021 through December
**Combined US and UK sites

© 2022 Build-A-Bear Workshop, Inc.

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DIGITAL MARKETING CAPABILITIES DRIVING E-COMMERCE

- **+96%** DIGITAL TRANSACTIONS FROM LAPSED GUESTS
- **+13%** OPTED-IN EMAIL LIST
- **+16%** DIGITAL TRAFFIC
- **+47%** ECOMMERCE DRIVEN BY DIGITAL ADVERTISING
- **+122%** INCREASE IN IMPRESSIONS DRIVEN BY DIGITAL ADVERTISING
- **+32%** INCREASE IN GOOGLE SEARCH FOR "BUILD-A-BEAR" IN US



TRENDING
2021
Newsweek
statista
AMERICA'S
FASTEST GROWING
ONLINE SHOPS
2022
Newsweek
statista

+97% increase in digital transactions from new guests

Digital demand +9% 2021 vs 2020 +157% 2021 vs 2019

Traffic driven with messaging to over 14MM opted-in email accounts including ~10MM Bonus Club members as well as on social media platforms like Facebook, Instagram, Google Ads (YouTube, Search, Display), TikTok, and programmatic marketing



Comparisons are for FY2021 compared to FY2020 unless otherwise noted

© 2022 Build-A-Bear Workshop, Inc.

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 DIVERSE FORMATS AND BUSINESS MODEL OPTIONS  • Multiple formats serving a wide range of locations including tourist, traditional malls, shop-in-shops including Walmart,   seasonal venues or event locations  • Can operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years  Third-party retail model  • Wholesale business model with entertainment   and hospitality partners. Top partners include   Carnival Cruise Lines and Great Wolf Lodge  • Little to no startup capital to open stores and   no direct operational overhead (rent, labor, etc)  Currently 65 locations with 12 partners/ operators primarily in the US  Corporately-managed store model   352 long-term and seasonal locations in the US, Canada, the UK and Ireland  • 99% of NA stores were profitable   in FY2021 with 28% average   EBITDA as a percent of sales  • Omnichannel capabilities drive efficiency  Wide range of formats:  Multiple business model options:  International franchise model  Currently 62 locations in 8 countries   • Long-term potential for expansion in existing   and new territories  • Established efficient supply chain support for   sourcing products, fixtures and equipment  Convenient Walmart  Shops  Traditional Mall  Stores  Tourist  Locations  Concourse  Model  Seasonal  Shops  Vending  Machines  Events  Cruise  Ships  23  Store counts at end of fiscal Q2-2022 excludes vending machines  © 2022 Build-A-Bear Workshop, Inc.

 NOT OVERSTORED: FUTURE GROWTH PLANNED IN NORTH AMERICA  Build-A-Bear can match the real estate opportunity with the business model and  store format to optimize profitable growth with plans to add approximately 20 locations  in fiscal 2022 in North America through a combination of corporately-managed  and third-party retail models  Room to profitably expand: 97% of NA stores were profitable in FY2021 with over 25% average contribution margin and 99% were EBITDA positive with an average rate of 28%  • Support for digital demand: Omnichannel capabilities drive store efficiency  • High flexibility: Strong lease optionality with over 75% of locations having a lease event in next 3 years giving high   flexibility to continually refine portfolio  • Innovation pipeline   - Build-A-Bear Adventure, a destination party-oriented concept, diversifies our location strategy and experiences    - New vending machine (Automatic Teddy Machine or “ATM”) is low-labor, efficient way to add non-traditional   locations such as airports, children’s hospitals and more   - Hybrid center locations extend reach beyond enclosed traditional malls  24  © 2022 Build-A-Bear Workshop, Inc.

 LEVERAGING BRAND STRENGTH TO DIVERSIFY REVENUE STREAMS  OUTBOUND LICENSING leverages the emotional connection and trust that consumers have for Build-A-Bear allowing for expansion into non-plush products sold in other retailers     25  © 2022 Build-A-Bear Workshop, Inc.

 LEVERAGING BRAND STRENGTH TO DEVELOP CONTENT & ENTERTAINMENT  The emotional connection with the brand makes content and story-telling a central part of consumer engagement. Build-A-Bear Entertainment creates original music, videos and movies in partnership with leaders in the entertainment industry that serves as marketing to drive interest in other revenue channels  MOVIES  RADIO  MUSIC  26  © 2022 Build-A-Bear Workshop, Inc.

 FINANCIALS

2021 FINANCIAL SNAPSHOT

THE MOST PROFITABLE YEAR IN BBW HISTORY

TOTAL REVENUES

$411.5MM

+61.2% OVER 2020

+21.6% OVER 2019

PRE-TAX INCOME

$50.7MM

+$70.9MM OVER 2020

+$49.1MM OVER 2019

HIGHEST IN NEARLY 25-YEAR HISTORY

GROSS PROFIT MARGIN

53.0%

+1,480 BPS VS 2020

+760 BPS VS 2019

CASH AND EQUIVALENTS

$32.8MM*

+$34.8MM 2020

+$26.7MM 2019

* After ~$20MM special dividend paid in Dec '21

- Delivered the highest revenue in over a decade and highest profit in company's history even with ongoing impact of global pandemic
- Positive momentum has continued into Q1 2022 and while we are navigating an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment, we have issued guidance reflecting further growth for fiscal 2022 compared to fiscal 2021



© 2022 Build-A-Bear Workshop, Inc.

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CONTINUED MOMENTUM IN FISCAL 2022

H1 2022 DELIVERED RECORD-SETTING TOTAL REVENUES AND PROFITABILITY

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
$218.3MM	**$25.8MM**	**$32.1MM**
Highest H1 in company history	Highest H1 in company history	Highest H1 in company history
VS $186.4MM IN H1 2021*	VS $22.7MM IN H1 2021*	VS $28.8MM IN H1 2021*
VS $87.0MM IN H1 2020**	VS ($32.6MM) IN H1 2020**	VS ($25.9MM) IN H1 2020**

- In fiscal H1-2021, the Company's European stores were temporarily closed for the majority of first quarter
- In fiscal H1-2020, the Company's North American and European stores were temporarily closed as of March 18, 2020; by the end of H1 2020, 90% of stores had reopened

FISCAL 2022 GUIDANCE AT THE MIDPOINT OF THE RANGE

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
~$450MM	**~$57MM**	**~$70MM**
VS $411.5MM IN FY2021	VS $50.7MM IN FY2021	VS $63.0MM IN FY2021
VS $255.3MM IN FY2020	VS ($20.2MM) IN FY2020	VS ($7.0MM) IN FY2020
HIGHEST IN BBW'S 25-YEAR HISTORY	HIGHEST IN BBW'S 25-YEAR HISTORY	HIGHEST IN BBW'S 25-YEAR HISTORY
Guidance range of $440MM-$460MM	Guidance range of $52MM-$62MM	Guidance range of $65MM-$75MM



The annual guidance takes into account anticipated ongoing inflationary pressures as well as plans to mitigate the impact on margin and assumes no additional material changes in either our supply chain, the macro environment or relevant foreign currency exchange rates

© 2022 Build-A-Bear Workshop, Inc.

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 CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND  $384  $411.5  2012  2021  In millions  TOTAL REVENUES  2021 highest level in over a decade  EBITDA  Over $85MM swing in profitability  PROFITABLE STORES  In North America  LOCATION DIVERSIFICATION  More than doubled non-traditional locations  AVERAGE DOLLARS PER TRANSACTION  Over 50% appreciation in Avg DPT  Contribution  margin <10%  Contribution  margin >25%  2012  2021  $35.50  $53.33  12%  35%  2012  2021  % of locations in non-traditional malls  80%  97%  2012  2021  % of NA stores that are profitable  DIGITAL DEMAND  Digital revenue has grown to $73MM  2012  2021  % of Net Retail Sales  4%  18.3%  In millions  30  © 2022 Build-A-Bear Workshop, Inc.  $63.0  EOY fiscal 2021 vs EOY fiscal 2012

 CAPITAL MARKETS SUMMARY*  Board authorized a share repurchase program of up to  $25MM on November 30, 2021 which the company completed on August 9, 2022. The Board authorized a new $50.0MM buyback program on August 31, 2022**  Exchange and Ticker  NYSE: BBW  Corporate Headquarters  St. Louis, MO  15.3MM  15.5MM  $23.50 / $13.81  $240.1MM  $0  Basic Shares Outstanding*  Diluted Shares Outstanding*  52 Week High/Low  Market Capitalization  Borrowings on Credit Facility   Information on Shares, Market Capitalization and Borrowings on Credit Facility as of July 30, 2022  31  © 2022 Build-A-Bear Workshop, Inc.  * Basic and Diluted shares are the year-to-date weighted average as of July 30, 2022  ** Share repurchase program in effect through August 31, 2025

 ACCOMPLISHED & DRIVEN TEAM FOCUSED ON DIVERSIFIED GROWTH

 2020: RAPID AND DISCIPLINED COVID RESPONSE  Focused immediately on  preserving CASH and  reducing EXPENSES   Shifted to VIRTUAL  workforce at HQ  Pivoted to manage TRIPLE-DIGIT  increase in e-commerce demand  Furloughed over 90% of workforce;  Salaries temporarily reduced for all others  Simultaneously executed key initiatives with emphasis on driving growth  Accelerated the digital transformation to drive awareness, demand and revenue   • Drove demand with key licensed products with e-commerce first strategy   • Innovated with digital only promotions and events  Rapidly evolved retail leveraging rent optionality and safely reopening with modified service model   • Implemented omnichannel initiatives with Buy Online Ship From or Pickup in Store leveraging   available labor and inventory   • Over 99% of leases were renegotiated in NA (and >90% in EU)  Secured financial stability and well-being   • Secured new asset-based credit agreement   • Restructured organization and reduced corporate overhead  Initial crisis management when governmental mandates forced all stores to temporarily close  33  © 2022 Build-A-Bear Workshop, Inc.

 2021: SHIFT TO DELIVERING PROFITABLE GROWTH  Further acceleration of digital transformation  Leverage financial position to drive growth  Expand digital capabilities and drive optimization across the entire organization to grow revenues and improve profitability including content and entertainment initiatives  Extend ways to connect with and meet the changing needs of consumers across all retail  channels while driving omnichannel engagement and expanded delivery options  Maintain the financial discipline required to support our business while leveraging strong balance sheet to make select strategic investments designed for future growth while continuing to manage through an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment  Rapidly evolve omnichannel retail capabilities   34  © 2022 Build-A-Bear Workshop, Inc.

 2022: PLANS FOR SUSTAINED PROFITABLE GROWTH  Increase repeat purchases leveraging the addition of new advanced digital capabilities  Expand addressable consumer base beyond kids with new products and incremental purchase occasions  Utilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales  Strategically add locations in North America thru corporate and third-party retail focused on tourist locations  Capitalize on BAB’s 25th celebration to drive incremental visits and sales  Re-introduce in-store parties (after COVID hibernation) with a fresh take and homage to our 25th “birthday”  Develop new digital experiences such as the recently launched Bear Builder 3D Workshop to drive digital demand   2  Leverage omnichannel capabilities while evolving retail experiences   1  Leverage ongoing digital transformation to drive growth  Maintain disciplined expense management in an environment with higher costs and a tight supply chain, including SG&A, ongoing lease negotiations as we continue to evolve our real estate portfolio while also monitoring the changing external environment  Strategically manage capital to support strategic initiatives while returning value to shareholders  3  Leverage financial strength and drive sustained profitability   © Build-A-Bear  Workshop, Inc.  35  © 2022 Build-A-Bear Workshop, Inc.

 2022: SELECT PLANNED INITIATIVES  Leverage omnichannel capabilities  while evolving retail experiences  Leverage financial strength and drive sustained profitability   Leverage ongoing digital  transformation to drive growth      …To reach more consumers  Drive lifetime value: leverage advanced capabilities including new loyalty module to use our rich first party CRM database  Expand lead acquisition: grow addressable market with focus on gifting, affinity and collectible consumers  …To offer more experiences  Expect to add ~20 locations in North America in fiscal 2022 through the planned expansion of corporate and third-party retail focused on tourist locations  Capitalize on Company’s 25th anniversary celebration throughout 2022 with exclusive products and events  After not celebrating birthdays and parties in our Workshops due to COVID for nearly 2 years, in-store parties have been reintroduced which have historically accounted for ~5% of retail sales  Leverage digital experiences such as Build-A-Bear Gift Shop, the Bear Builder, Bear Cave and the recently launched Bear Builder 3D Workshop as well as new HeartBox gifting option  …To fuel innovation  Expand newly created vending machine model or ATM’s (Automatic Teddy Machines) through a relationship with Hudson, a leader in travel retail, adding 25-50 ATM’s/locations in airports over the next 2 years  Launch of a new retail concept called BUILD-A-BEAR ADVENTURE in off-mall locations that includes party rooms, game room, the Build-A-Bear experience and e-commerce fulfillment capabilities with first store open in St. Louis, MO  36  © 2022 Build-A-Bear Workshop, Inc.

 PROVEN MANAGEMENT TEAM  Sharon Price John  President and Chief Executive Officer  Former President of Stride Rite Children’s Group LLC,  a division of Wolverine World Wide, Inc. Also: Hasbro,  Inc., VTech Industries, Inc. and Mattel, Inc.  Eric Fencl  Chief Administrative Officer,  General Counsel and Secretary     Former Executive Vice President, General Counsel and  Secretary: Outsourcing Solutions Inc.; Legal positions at   Monsanto Company, McDonnell Douglas Corporation  and Bryan Cave LLP. Also: Arthur Young & Company  Jennifer Kretchmar  Chief Digital & Merchandising Officer  Former Senior Vice President of Product and Brand  Management of Stride Rite Children’s Group LLC,  a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service  Chief Operations Officer  J. Christopher Hurt  Former Senior Vice President, North America and Vice  President/ General Manager - Factory, Canada, Mexico Retail  American Eagle Outfitters, Inc.; Also: Polo Ralph Lauren and  The Procter & Gamble Company  Voin Todorovic  Chief Financial Officer  Former Head of Finance and Operations Lifestyle Group  Wolverine World Wide, Inc.; Vice President - Finance and  Administration of the Stride Rite Children’s Group. Also:  Collective Brands, Inc. and Payless ShoeSource  37  © 2022 Build-A-Bear Workshop, Inc.  Passionate and driven management team that returned the company to profitability while simultaneously executing a multi-faceted diversification strategy to leverage the strength of the brand while developing an integrated omnichannel platform, restructuring the organization and adding critical talent, creating new retail business models and systematically rebuilding IT infrastructure to support strategy and growth

ACCOMPLISHED BOARD OF DIRECTORS



Craig Leavitt
Non-Executive Chairman

Former CEO/Director: Kate Spade & Company; President Global Retail: Link Theory Holdings. Also: Diesel, S.p.A, and Polo Ralph Lauren



Maxine Clark
Director and Founder

CEO: Clark-Fox Family Foundation, Founder and Former Chief Executive Bear: Build-A-Bear Workshop. Also: Payless ShoeSource and The May Department Stores Company



Sharon Price John
Director, President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Robert L. Dixon Jr.
Director

Owner: The RD Factor, Inc.; Former Global Chief Information Officer and Senior Vice President of PepsiCo, Inc. Also: Procter & Gamble Company



George Carrara
Director

Former President and Chief Operating Officer: Kate Spade & Company; Chief Operating Officer: Tommy Hilfiger North America. Also: Mirage Apparel Group and Price Waterhouse



Narayan Iyengar
Director

Former Senior Vice President, Digital and E-Commerce: Albertsons Companies; Vice President, E-Commerce and Digital Analytics: The Walt Disney Company. Also: McKinsey & Company



Lesli Rotenberg
Director

Former Chief Programming Executive & General Manager, Children's Media & Education of the Public Broadcasting Service (PBS); Senior management at Discovery Communications, Inc.

© 2022 Build-A-Bear Workshop, Inc.

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BUILD-A-BEAR IN SUMMARY  Highly profitable business with strong profit margins  and significant cash resources  Strong brand that connects emotionally with global reach  Poised for future advancement with an established platform  reaching broad consumer segments through a diversified omnichannel  business model  Led by a seasoned and accomplished management team that  transformed the business into a profitable, digital, growth company  39  © 2022 Build-A-Bear Workshop, Inc.

 Explanatory Note on Non-GAAP Financial Measures  40  © 2022 Build-A-Bear Workshop, Inc.  Build-A-Bear Workshop (NYSE: BBW) reports it financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

 Reconciliation of Non-GAAP Measures:  41  © 2022 Build-A-Bear Workshop, Inc.  $ in millions  H1 FY22  FY22*  Income before income taxes (pre-tax)  $25.8  $50.7  Interest  $0  $0  Depreciation & Amortization  $6.3  $12.3  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $32.1  $63.0  *FY2022 at mid-year of annual guidance

 Reconciliation of Non-GAAP Measures:  Q2 and Fiscal 2021; Q2 and Fiscal 2020   42  © 2022 Build-A-Bear Workshop, Inc.  $ in millions  H1 FY21  FY21  Income before income taxes (pre-tax)  $22.7  ($20.2)  Interest  $0  $0  Depreciation & Amortization  $6.1  $13.2  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $28.8  ($7.0)  $ in millions  H1 FY20  FY20  Income (Loss) before income taxes (pre-tax)  ($32.6)  $1.6  Interest  $0  $0  Depreciation & Amortization  $6.7  $13.7  Earnings (Loss) before interest, taxes, depreciation and amortization (EBITDA)  ($25.9)  $15.3

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